UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2019

OLIN CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO	63105
(Address of principal executive offices)	(Zip Code)

(314) 480-1400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Olin Corporation	Common Stock, $1 par value	OLN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-12 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Sixth Supplemental Indenture

On July 16, 2019, Olin Corporation (the “Registrant”) issued $750,000,000 aggregate principal amount of 5.625% Senior Notes due 2029 (the “Senior Notes”) pursuant to an indenture, dated as of August 19, 2009, as supplemented from time to time, including by the Sixth Supplemental Indenture, dated as of July 16, 2019, between the Registrant and U.S. Bank National Association, as trustee (the “Sixth Supplemental Indenture”), governing the Senior Notes. The Senior Notes will mature on August 1, 2029, and will have an interest rate of 5.625%. Interest will be paid semi-annually on February 1 and August 1 of each year, beginning on February 1, 2020.

The Registrant may redeem some or all of the Senior Notes at any time prior to August 1, 2024, at a price equal to 100% of the aggregate principal amount of the Senior Notes redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date, plus a “make-whole” premium. The Registrant may also redeem some or all of the Senior Notes at any time on or after August 1, 2024, at the redemption prices set forth in the Sixth Supplemental Indenture (including the form of Senior Note), plus accrued and unpaid interest, if any, to, but excluding, the redemption date. In addition, the Registrant may redeem up to 35% of the aggregate principal amount of the Senior Notes at any time prior to August 1, 2022 with the net cash proceeds from certain equity offerings at the redemption price set forth in the Sixth Supplemental Indenture (including the form of Senior Note). The Registrant must offer to purchase the Senior Notes if it experiences a change of control under certain circumstances as set forth in the Sixth Supplemental Indenture. The Senior Notes are not initially guaranteed by any subsidiaries of the Registrant. However, the Sixth Supplemental Indenture requires certain of the Registrant’s subsidiaries to guarantee the Senior Notes in the future if such subsidiaries incur or guarantee certain unsecured debt issued by the Registrant or certain of its subsidiaries. The Sixth Supplemental Indenture provides for customary events of default, including upon nonpayment of principal or interest, breach of covenants and the occurrence of certain insolvency matters (subject in certain cases to cure periods).

The Senior Notes have been registered under the Securities Act of 1933, as amended (the “Act”), under the Registration Statement on Form S-3ASR (Registration No. 333-216461) which became effective March 6, 2017. On July 11, 2019, the Registrant filed with the Securities and Exchange Commission (the “Commission”), pursuant to Rule 424(b)(5) under the Act, its preliminary Prospectus Supplement, dated July 11, 2019, pertaining to the public offering and sale of the Senior Notes. On July 15, 2019, the Registrant filed with the Commission, pursuant to Rule 424(b)(5) of the Act, its final Prospectus Supplement, dated July 11, 2019, pertaining to the public offering and sale of the Senior Notes.

The foregoing description of the Sixth Supplemental Indenture (including the form of Senior Note) does not purport to be complete and is qualified in its entirety by reference to the full text of the Sixth Supplemental Indenture (including the Form of Senior Note), which is attached hereto as Exhibit 4.1 and incorporated by reference herein.

Underwriting Agreement

In connection with the issuance of the Senior Notes, on July 11, 2019, the Registrant entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, as representative of the several underwriters named therein (the “Underwriters”), pursuant to which the Underwriters agreed to purchase the Senior Notes from the Registrant. The Underwriting Agreement contains the terms and conditions of the offering and sale of the Senior Notes, indemnification and contribution obligations and other customary terms and conditions.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and incorporated by reference herein.

Credit Agreement

On July 16, 2019, the Registrant, and its wholly owned subsidiary Blue Cube Spinco, LLC (“Blue Cube”) completed a refinancing of Blue Cube’s senior unsecured term loan facility (the “Existing Term Loan Facility”) and the Registrant’s senior unsecured revolving credit facility (the “Senior Revolving Credit Facility” and, together with the Senior Term Loan Facility, the “Existing Credit Facility”) under that certain Amended and Restated Credit Agreement, dated as of October 5, 2015 (as amended and restated, the “Existing Credit Agreement”), by entering into a new senior unsecured credit agreement (the “Replacement Credit Agreement”), with the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent.

The Replacement Credit Agreement provides the Registrant with a senior unsecured delayed-draw term loan facility in an aggregate principal amount of up to $1,200,000,000 (the “Delayed Draw Term Loan Facility”) and a senior unsecured revolving credit facility with aggregate commitments in an amount equal to $800,000,000 (the “Revolving Credit Facility” and, together with the Delayed Draw Term Loan Facility, the “Replacement Credit Facilities”).

The Registrant is the sole borrower under the Delayed Draw Term Loan Facility and the Revolving Credit Facility. The obligations of the Registrant under the Replacement Credit Facilities are unconditionally guaranteed by Blue Cube. This guarantee is expected to be released after Blue Cube’s 9.75% Senior Notes due 2023 and 10.00% Senior Notes due 2025 (collectively, the “Blue Cube Notes”) are repaid, redeemed, or otherwise satisfied and discharged, provided that Blue Cube satisfies certain requirements of the Replacement Credit Facilities, including that, as of the release date, Blue Cube does not (i) guarantee any indebtedness of the Registrant with a principal amount greater than $50.0 million or (ii) have any indebtedness outstanding with a principal amount greater than $85.0 million, subject to certain exceptions. The Revolving Credit Facility includes the ability to add subsidiaries of the Registrant thereunder as additional borrowers. The obligations of any additional borrowers under the Revolving Credit Facility will be unconditionally guaranteed by the Registrant and any other borrowers that are domestic subsidiaries of the Registrant.

Borrowings under the Replacement Credit Facilities will bear interest at a rate equal to the sum of a base rate as determined in accordance with the Replacement Credit Agreement, plus a margin ranging from 0.000% to 0.875%, or the sum of a London Interbank Offered Rate, as determined in accordance with the Replacement Credit Agreement, plus a margin ranging from 1.000% to 1.875%. In each case, the applicable margin is based on the Registrant’s leverage ratio, or, should the Registrant achieve and maintain investment grade credit ratings, the applicable margin will be based on its credit ratings. The Delayed Draw Term Loan Facility will require principal amortization payments that will be payable in equal quarterly installments at a rate of 5.0% per annum of the original principal amount thereof for each of the first two years after funding, increasing to 7.5% per annum of the original principal amount thereof for the following year and 10.0% per annum of the original principal amount thereof for each subsequent year, as applicable.

Drawings under the Delayed Draw Term Loan Facility may be made on or prior to November 29, 2020 on up to three occasions, subject to customary conditions. The Registrant anticipates the proceeds of the Delayed Draw Term Loan Facility will be used to repay, redeem or otherwise satisfy and discharge the outstanding Blue Cube Notes on or about October 15, 2020. Loans under the Revolving Credit Facility will be available at any time prior to the maturity date of the Revolving Credit Facility, subject to customary conditions. The proceeds of the Revolving Credit Facility will be used for working capital and other general corporate purposes. The Replacement Credit Facilities are scheduled to mature on July 16, 2024.

The Replacement Credit Agreement contains customary representations, warranties and affirmative and negative covenants which are substantially similar to those included in the Existing Credit Agreement. The Replacement Credit Facilities include financial maintenance covenants that require the Registrant to (i) maintain a consolidated net leverage ratio of no more than 4.00 to 1.00 for the first six fiscal quarters ending after the Financing Closing Date and of no more than 3.75 to 1.00 for each fiscal quarter thereafter and (ii) maintain an interest coverage ratio of not less than 3.50 to 1.00 as of the end of each full fiscal quarter ending after the Financing Closing Date.

The obligations of the Registrant under the Replacement Credit Agreement may be accelerated upon customary events of default, including nonpayment of principal or interest, breaches of covenants, cross-defaults to other material debt and specified bankruptcy events.

The foregoing description of the Replacement Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Replacement Credit Agreement, which is attached hereto as Exhibit 10.1 and which is incorporated by reference herein.

Seventh Amendment to Amended and Restated Credit and Funding Agreement

On July 16, 2019, the Registrant executed a Seventh Amendment (the “Seventh Amendment”) to the Amended and Restated Credit and Funding Agreement among the Registrant, the Lenders (as defined therein), and PNC Bank, National Association, as administrative agent, related to the Industrial Development Authority of Washington County Series 2010A bonds, The Industrial Development Authority of Washington County Series 2010B bonds, The Mississippi Business Finance Corporation Series 2010 bonds and The Industrial Development Board of the County of Bradley and the City of Cleveland, Tennessee Series 2010 bonds to amend certain covenants to be consistent with the covenants contained in the Replacement Credit Agreement described in Item 1.01.

The foregoing description of the Seventh Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Seventh Amendment, which is attached hereto as Exhibit 4.3 and which is incorporated by reference herein.

First Amendment to the Receivables Financing Agreement

On July 16, 2019, the Registrant executed an Amendment (the “First Amendment”) to the Receivables Financing Agreement among the Registrant, as servicer, Olin Finance Company, LLC, as borrower (the “Borrower”), PNC Bank, National Association, as administrative agent, PNC Capital Markets LLC, as structuring agent, and the Lender parties thereto. The First Amendment reduces available borrowing capacity under the existing loan facility to $10,000,000 and extends the maturity date of the Receivables Financing Agreement to July 15, 2022. Subject to the satisfaction of certain terms and conditions, the First Amendment permits the Borrower to request a commitment increase up to an aggregate amount of $300,000,000; provided, that, no lenders are obligated to provide any such commitments. Additionally, the First Amendment removes minimum borrowing requirements under the Receivables Financing Agreement and suspends certain reporting obligations contained therein until borrowing recommences under the loan facility.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, which is attached hereto as Exhibit 10.2 and which is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 with respect to the Sixth Supplemental Indenture (including the form of Senior Note) is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

In connection with the Senior Notes offering, copies of the legal opinions of Hunton Andrews Kurth LLP and Cravath, Swaine & Moore LLP relating to the Senior Notes are attached hereto as Exhibits 5.1 and 5.2, respectively.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Exhibit

1.1	Underwriting Agreement, dated as of July 11, 2019, between Olin Corporation and J.P. Morgan Securities LLC, as representative of the several underwriters named therein.

4.1	Sixth Supplemental Indenture, dated as of July 16, 2019, between Olin Corporation and U.S. Bank National Association, as trustee, governing the Senior Notes.

4.2	Form of 5.625% Senior Notes due 2029 (contained in Exhibit 4.1).

4.3	Seventh Amendment to Amended and Restated Credit and Funding Agreement, dated as of July 16, 2019, among Olin Corporation, the Lenders (as defined therein), and PNC Bank, National Association, as administrative agent.

5.1	Opinion of Hunton Andrews Kurth LLP.

5.2	Opinion of Cravath, Swaine & Moore LLP.

10.1	Credit Agreement, dated as of July 16, 2019, among Olin Corporation, Blue Cube Spinco, LLC, the Lenders and Issuing Banks (as defined therein) and Wells Fargo Bank, National Association.

10.2	Amendment No. 1 to Receivables Financing Agreement and Reaffirmation of Performance Guaranty, dated as of July 16, 2019, among Olin Corporation, as servicer, Olin Finance Company, LLC, as borrower, PNC Bank, National Association, as administrative agent, PNC Capital Markets LLC, as structuring agent, and the Lender parties thereto.

23.1	Consent of Hunton Andrews Kurth LLP (contained in Exhibit 5.1).

23.2	Consent of Cravath, Swaine & Moore LLP (contained in Exhibit 5.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION,

by	/s/ Eric A. Blanchard
	Name:	Eric A. Blanchard
	Title:	Vice President, General Counsel and Secretary

Date: July 16, 2019

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